Exhibit 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

CONSOLIDATED EARNINGS	Q1		Q2		Q3		Q4		Year-to-date
(in millions)	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net sales and revenues:
Weyerhaeuser (1)	$4,566	$4,577	$4,911	$5,017	$4,579	$4,836	$4,505	$4,701	$18,561	$19,131
Real Estate and Related Assets	690	655	746	648	749	596	1,150	1,016	3,335	2,915

Total net sales and revenues	5,256	5,232	5,657	5,665	5,328	5,432	5,655	5,717	21,896	22,046

Costs and expenses:
Weyerhaeuser:
Costs of products sold (2)	3,652	3,544	3,855	3,871	3,628	3,841	3,665	3,877	14,800	15,133
Depreciation, depletion and amortization	306	316	305	319	305	320	331	326	1,247	1,281
Selling expenses	109	115	126	117	123	116	134	107	492	455
General and administrative expenses	259	225	228	219	237	239	266	224	990	907
Research and development expenses (3)	16	14	15	12	23	18	15	17	69	61
Charges for restructuring (4)	—	5	18	4	4	2	—	10	22	21
Charges for closure of facilities (5)	1	5	17	3	43	29	51	656	112	693
Impairment of goodwill (6)	746	—	3	—	—	—	—	—	749	—
Refund of countervailing and anti-dumping duties	—	—	—	—	—	—	(344)	—	(344)	—
Other operating costs, net (2) (7) (8)	31	9	(23)	(39)	(34)	(33)	(12)	19	(38)	(44)

	5,120	4,233	4,544	4,506	4,329	4,532	4,106	5,236	18,099	18,507

Real Estate and Related Assets:
Costs and operating expenses (9)	482	426	553	441	539	401	764	678	2,338	1,946
Depreciation and amortization	3	3	4	4	10	4	8	5	25	16
Selling expenses	37	34	43	36	44	36	56	46	180	152
General and administrative expenses	30	24	35	25	30	28	29	28	124	105
Other operating costs, net	(3)	—	3	(2)	(2)	(2)	(1)	1	(3)	(3)
Impairment of long-lived assets	—	—	3	—	14	—	19	33	36	33

	549	487	641	504	635	467	875	791	2,700	2,249

Total costs and expenses	5,669	4,720	5,185	5,010	4,964	4,999	4,981	6,027	20,799	20,756

Operating income	(413)	512	472	655	364	433	674	(310)	1,097	1,290

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (10)	(152)	(196)	(152)	(179)	(149)	(193)	(162)	(171)	(615)	(739)
Less: interest capitalized (2)	16	—	20	2	21	3	28	54	85	59
Interest income and other (11)	19	27	15	20	17	143	19	24	70	214
Equity in income (loss) of affiliates (12)	3	—	6	4	—	2	(2)	(12)	7	(6)
Real Estate and Related Assets:
Interest expense incurred	(14)	(14)	(14)	(14)	(12)	(13)	(15)	(14)	(55)	(55)
Less: interest capitalized	14	14	14	14	12	13	15	14	55	55
Interest income and other	10	5	3	(2)	7	4	10	5	30	12
Equity in income of unconsolidated entities (13)	21	10	15	13	14	14	8	20	58	57

Earnings (loss) from continuing operations before income taxes	(496)	358	379	513	274	406	575	(390)	732	887
Income tax (expense) benefit (14)	(87)	(125)	(82)	(225)	(89)	(119)	(177)	151	(435)	(318)

Earnings (loss) from continuing operations	(583)	233	297	288	185	287	398	(239)	297	569
Earnings (loss) from discontinued operations, net of taxes (15)	3	6	17	132	26	(2)	52	28	98	164

Net earnings (loss)	$(580)	$239	$314	$420	$211	$285	$450	$(211)	$395	$733

Basic net earnings (loss) per share:
Continuing operations	$(2.37)	$0.96	$1.20	$1.18	$0.75	$1.17	$1.67	$(0.98)	$1.21	$2.33
Discontinued operations	0.01	0.02	0.07	0.54	0.10	(0.01)	0.21	0.12	0.40	0.67

Net earnings (loss) per share	$(2.36)	$0.98	$1.27	$1.72	$0.85	$1.16	$1.88	$(0.86)	$1.61	$3.00

Diluted net earnings (loss) per share:
Continuing operations	$(2.37)	$0.96	$1.19	$1.17	$0.75	$1.17	$1.67	$(0.98)	$1.21	$2.32
Discontinued operations	0.01	0.02	0.07	0.54	0.10	(0.01)	0.21	0.12	0.40	0.66

Net earnings (loss) per share	$(2.36)	$0.98	$1.26	$1.71	$0.85	$1.16	$1.88	$(0.86)	$1.61	$2.98

Dividends paid per share	$0.50	$0.40	$0.50	$0.50	$0.60	$0.50	$0.60	$0.50	$2.20	$1.90

Weighted average shares outstanding (in thousands)
Basic	245,794	242,863	248,147	244,702	247,428	245,009	238,824	245,215	244,931	244,447
Diluted	245,794	244,185	249,194	245,881	247,900	246,190	239,525	246,198	245,707	245,559
PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
   (in millions)

										Year-to-date
		Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
(1)	Includes countervailing and anti-dumping duties and related costs:	$11	$22	$10	$27	$7	$19	$—	$16	$28	$84
(2)	In the fourth quarter of 2005, Weyerhaeuser began capitalizing interest on qualifying assets of Weyerhaeuser Real Estate Company (WRECO). These amounts are included in Weyerhaeuser capitalized interest. Weyerhaeuser cost of products sold includes amounts recognized to expense previously capitalized interest in connection with the sale of WRECO assets. The year-to-date 2005 amounts were recorded in the fourth quarter of 2005. The net cumulative effect for years prior to 2005 was recorded in Weyerhaeuser other operating costs, net. Weyerhaeuser results include the following related to capitalized interest on WRECO assets:

									Year-to-date
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
Cost of products sold:	$7	$—	$7	$—	$8	$—	$13	$32	$35	$32
Interest capitalized:	(14)	—	(15)	—	(17)	—	(22)	(50)	(68)	(50)
Other operating costs, net:	—	—	—	—	—	—	—	(25)	—	(25)

	$(7)	$—	$(8)	$—	$(9)	$—	$(9)	$(43)	$(33)	$(43)

(3)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(4)	The second quarter of 2006 includes an $18 million charge related to the restructuring of the Containerboard, Packaging and Recycling business model.

(5)	See detail of closure charges by segment on page 4.

(6)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.

										Year-to-date
		Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
(7)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:	$(26)	$13	$21	$(13)	$17	$37	$16	$(21)	$28	$16
(8)	The third quarter of 2006 includes $23 million of income related to a reduction of the reserve for hardboard siding claims and charges of $7 million for the impairment of fixed assets related to production curtailments. The first quarter of 2005 includes a $12 million charge related to the settlement of a linerboard antitrust lawsuit. The second quarter of 2005 includes an $18 million charge related to alder litigation and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The fourth quarter of 2005 includes a $38 million charge related to the settlement of linerboard antitrust litigation.

(9)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.

(10)	The third and fourth quarters of 2005 include charges of $21 million and $15 million, respectively, related to the early extinguishment of debt.

(11)	The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture.

(12)	The third quarter of 2006 includes a $2 million charge and the fourth quarter of 2005 includes a $15 million charge related to the impairment of investments in equity affiliates.

(13)	The first quarter of 2006 includes recognition of $9 million of deferred income in connection with partnership restructurings.

(14)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy. The second quarter of 2005 includes a charge of $44 million related to the repatriation of $1.1 billion of eligible Canadian earnings under the provisions of the American Jobs Creation Act of 2004. The third quarter of 2005 includes a one-time tax benefit of $14 million related to a change in the Ohio state income tax law.

(15)	Discontinued operations includes the net operating results of the company’s coastal British Columbia operations and its North American and European composites operations. The third quarter of 2006 includes a pretax gain of $51 million and related tax expense of $18 million associated with the sale of the North American composites operations and an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations. The fourth quarter of 2006 includes a pretax gain of $45 million and related tax expense of $4 million associated with the sale of the Irish composites operations. The second quarter of 2005 includes a gain of $110 million, including a tax benefit of $46 million, related to the sale of the coastal British Columbia operations. The fourth quarter of 2005 includes a pretax gain of $57 million and related tax expense of $23 million associated with the sale of the French composites operations.
PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

	Q1		Q2		Q3		Q4		Year-to-date
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
Net sales and revenues (in millions):	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Timberlands:
Logs	$201	$182	$198	$195	$200	$188	$182	$196	$781	$761
Other products	62	82	71	63	46	65	56	76	235	286

	263	264	269	258	246	253	238	272	1,016	1,047

Wood Products:
Softwood lumber	782	892	857	1,032	733	889	625	811	2,997	3,624
Plywood	135	183	147	196	134	184	113	172	529	735
Veneer	13	13	13	10	9	9	7	12	42	44
Composite panels	121	120	140	132	71	122	25	123	357	497
OSB	287	288	273	306	203	267	176	303	939	1,164
Hardwood lumber	99	94	105	102	96	95	98	99	398	390
Engineered I-Joists	169	150	202	202	162	186	137	166	670	704
Engineered Solid Section	204	179	231	228	190	226	169	200	794	833
Logs	7	27	5	24	5	6	6	5	23	62
Other products	256	270	327	340	302	325	268	290	1,153	1,225

	2,073	2,216	2,300	2,572	1,905	2,309	1,624	2,181	7,902	9,278

Cellulose Fiber and White Papers:
Pulp	394	376	402	355	404	381	457	370	1,657	1,482
Paper	613	599	601	611	604	604	652	603	2,470	2,417
Coated groundwood	40	42	44	47	42	45	45	46	171	180
Liquid packaging board	46	47	62	52	59	50	62	54	229	203
Other products	14	14	17	12	21	16	22	12	74	54

	1,107	1,078	1,126	1,077	1,130	1,096	1,238	1,085	4,601	4,336

Containerboard, Packaging and Recycling:
Containerboard	82	117	84	101	92	86	119	91	377	395
Packaging	911	898	1,002	969	997	929	1,021	914	3,931	3,710
Recycling	80	92	85	92	89	87	91	81	345	352
Bags	20	22	20	21	23	20	25	20	88	83
Other products	34	34	46	40	44	47	47	46	171	167

	1,127	1,163	1,237	1,223	1,245	1,169	1,303	1,152	4,912	4,707

Real Estate and Related Assets	690	655	746	648	749	596	1,150	1,016	3,335	2,915

Corporate and Other	116	149	117	151	123	146	128	154	484	600

Less: sales of discontinued operations	(120)	(293)	(138)	(264)	(70)	(137)	(26)	(143)	(354)	(837)

	$5,256	$5,232	$5,657	$5,665	$5,328	$5,432	$5,655	$5,717	$21,896	$22,046

	Q1		Q2		Q3		Q4		Year-to-date
Contribution (charge) to pre-tax earnings:	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
(in millions)	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Timberlands (1) (2) (4)	$198	$200	$224	$210	$178	$191	$167	$183	$767	$784
Wood Products (1) (2) (5)	117	131	131	204	11	124	110	26	369	485
Cellulose Fiber and White Papers (1) (2) (6)	(763)	19	23	16	115	(2)	120	(477)	(505)	(444)
Containerboard, Packaging and Recycling (1) (2) (7)	22	48	74	99	96	36	71	(188)	263	(5)
Real Estate and Related Assets (2) (8)	172	183	123	156	135	145	293	250	723	734
Corporate and Other (1) (2) (3) (9)	(102)	(17)	(40)	99	(78)	101	(3)	(17)	(223)	166

	$(356)	$564	$535	$784	$457	$595	$758	$(223)	$1,394	$1,720

PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
(in millions)
(1) Closure charges by segment:
									Year-to-date
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
Timberlands	$—	$3	$—	$—	$—	$—	$1	$3	$1	$6
Wood Products	—	1	1	1	10	6	48	91	59	99
Cellulose Fiber and White Papers	(1)	—	11	—	4	22	(2)	427	12	449
Containerboard, Packaging and Recycling	2	4	5	2	3	1	4	130	14	137
Corporate and Other	—	—	—	—	26	—	—	5	26	5

	$1	$8	$17	$3	$43	$29	$51	$656	$112	$696

The above closure charges for the third quarter of 2006 includes a $26 million charge in the Corporate and Other segment for the impairment of corporate assets related to the Prince Albert pulp and paper facility.
The first quarter and full year 2005 include $3 million of costs incurred within the company’s discontinued operations.

(2)  Share-based compensation charges (income) recognized by segment:

									Year-to-date
	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
Timberlands	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—
Wood Products	2	—	—	—	—	—	1	—	3	—
Cellulose Fiber and White Papers	1	—	—	—	1	—	1	—	3	—
Containerboard, Packaging and Recycling	2	—	(1)	—	1	—	—	—	2	—
Real Estate and Related Assets	—	—	2	—	—	—	—	—	2	—
Corporate and Other	15	2	(5)	(6)	1	3	7	12	18	11

	$21	$2	$(4)	$(6)	$3	$3	$9	$12	$29	$11

(3)  Net foreign exchange gains (losses) included in Corporate and Other:

								Year-to-date
Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q3 2006	Q3 2005	Q4 2006	Q4 2005	2006	2005
$(26)	$13	$20	$(12)	$17	$38	$14	$(20)	$25	$19

(4)	Additional Timberlands notes:
(a)	Hurricane related losses were $5 million in third quarter 2005 and $6 million in fourth quarter 2005.
(5)	Additional Wood Products notes:
(a)	Refer to footnote 1 to Consolidated Earnings on page 1 regarding countervailing duty and anti-dumping costs included in Wood Products.

(b)	The fourth quarter of 2006 includes $344 million of income from the refund of countervailing and anti-dumping duties.

(c)	The third quarter of 2006 includes $23 million of income related to a reduction of the reserves for hardboard siding claims.

The second quarter of 2005 includes an $18 million charge related to alder litigation. The third quarter of 2005 includes $9 million of income related to the reduction of reserves for alder litigation and an insurance settlement related to product liability claims.

(d)	The third quarter of 2006 includes a $51 million gain on the sale of the company’s North American composites operations.

(e)	The third quarter of 2006 includes charges of $7 million for the impairment of fixed assets related to production curtailments.

(f)	The second quarter of 2005 includes a $6 million gain related to a tenure reallocation agreement with the British Columbia government.
(6)	Additional Cellulose Fiber and White Papers notes:
(a)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.
(7)	Additional Containerboard, Packaging and Recycling notes:
(a)	The second and third quarters of 2006 include charges of $18 million and $3 million, respectively, related to the restructuring of the Containerboard, Packaging and Recycling business model.

(b)	The first and fourth quarters of 2005 include charges of $12 million and $38 million, respectively, associated with the settlement of linerboard antitrust lawsuits.

(c)	The third quarter of 2005 had a charge of $1 million related to hurricane damage.
(8)	Additional Real Estate and Related Assets notes:
(a)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.

(b)	The first, second, third and fourth quarters of 2006 include net gains (losses) on land and lot sales of $33 million, ($1) million, $0, and $110 million, respectively, or $142 million year-to-date.

The fourth quarter of 2006 includes a $28 million gain on the sale of an apartment building.

The first, second, third and fourth quarters of 2005 include net gains (losses) on land and lot sales of $57 million, $21 million, ($1) and $2 million, respectively, or $79 million year-to-date.

(c)	The second, third, and fourth quarters of 2006 include charges for the impairment of assets of $3 million, $14 million, and $19 million, respectively, or $36 million year-to-date.

The fourth quarter of 2005 includes a $33 million charge for the impairment of unimproved land.
(9)	Additional Corporate and Other notes:
(a)	The fourth quarter of 2006 includes a $45 million pretax gain on the sale of the company’s Irish composites operations.

The second quarter of 2005 includes a $64 million pretax gain on the sale of the company’s operations in coastal British Columbia and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture. The fourth quarter of 2005 includes a $57 million gain on the sale of the company’s French composites operations.

(b)	The third quarter of 2006 includes an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations.

(c)	The third quarter of 2006 includes a $2 million charge and the fourth quarter of 2005 includes a $15 million charge related to the impairments of investments in equity affiliates.

(d)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.
PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

	Q1		Q2		Q3		Q4		Year-to-date
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
Third party sales volumes:	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Timberlands (thousands):
Logs — cunits	935	864	808	863	850	886	843	939	3,436	3,552

Wood Products (millions):
Softwood lumber — board feet	1,921	2,057	2,113	2,355	1,974	2,179	1,863	2,059	7,871	8,650
Plywood — square feet (3/8")	389	537	458	600	437	558	379	485	1,663	2,180
Veneer — square feet (3/8")	61	60	63	59	48	51	43	61	215	231
Composite panels — square feet (3/4")	302	299	324	317	139	308	37	305	802	1,229
Oriented strand board — square feet (3/8")	1,000	908	1,069	1,041	989	1,008	1,038	991	4,096	3,948
Hardwood lumber — board feet	103	102	110	114	100	105	99	106	412	427
Engineered I-Joists — lineal feet	114	108	137	138	110	125	95	113	456	484
Engineered Solid Section — cubic feet	9	9	11	10	9	10	7	9	36	38
Logs — cunits (in thousands)	55	187	46	177	26	41	42	46	169	451

Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	651	629	647	587	625	653	698	633	2,621	2,502
Paper — tons	753	736	662	742	641	757	693	761	2,749	2,996
Coated groundwood — tons	52	58	59	62	59	56	64	56	234	232
Liquid packaging board — tons	56	60	71	65	72	64	76	69	275	258
Paper converting — tons	511	475	474	494	462	494	485	501	1,932	1,964

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	211	295	189	259	202	238	254	254	856	1,046
Packaging — MSF	18,342	17,354	19,168	18,600	18,425	18,560	18,932	19,117	74,867	73,631
Recycling — tons	733	692	719	695	678	665	745	676	2,875	2,728
Kraft bags and sacks — tons	20	23	20	22	22	22	27	22	89	89

Real Estate and Related Assets:
Single-family homes sold	1,472	1,378	1,325	1,525	906	1,608	838	1,174	4,541	5,685
Single-family homes closed	1,161	1,189	1,483	1,279	1,439	1,257	1,753	1,922	5,836	5,647
Single-family homes sold but not closed at end of period	3,105	2,561	2,947	2,807	2,414	3,158	1,499	2,410	1,499	2,410

	Q1		Q2		Q3		Q4		Year-to-date
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
Total production volumes:	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Timberlands (thousands):
Fee Depletion — cunits	2,132	2,248	2,083	2,231	2,040	2,098	2,195	2,153	8,450	8,730

Wood Products (millions):
Softwood lumber — board feet	1,663	1,821	1,650	1,869	1,559	1,651	1,483	1,645	6,355	6,986
Plywood — square feet (3/8")	241	303	245	302	237	296	177	254	900	1,155
Veneer — square feet (3/8") (1)	455	517	455	529	494	486	335	447	1,739	1,979
Composite panels — square feet (3/4")	278	267	288	282	100	268	0	263	666	1,080
Oriented strand board — square feet (3/8")	1,073	1,007	1,062	1,019	1,009	1,017	1,022	1,035	4,166	4,078
Hardwood lumber — board feet	82	92	83	96	82	91	77	85	324	364
Engineered I-Joists — lineal feet	121	133	136	132	130	108	86	110	473	483
Engineered Solid Section — cubic feet	11	11	12	10	10	10	8	10	41	41

Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	676	621	588	614	660	663	664	604	2,588	2,502
Paper — tons (2)	724	763	672	752	675	765	725	780	2,796	3,060
Coated groundwood — tons	56	55	56	59	59	60	59	60	230	234
Liquid packaging board — tons	61	60	75	64	73	69	73	71	282	264
Paper converting — tons	498	475	461	487	485	483	487	505	1,931	1,950

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (3)	1,575	1,503	1,533	1,581	1,544	1,597	1,608	1,587	6,260	6,268
Packaging — MSF	19,550	18,628	20,290	19,915	19,341	19,416	20,670	20,130	79,851	78,089
Recycling — tons (4)	1,716	1,624	1,684	1,673	1,641	1,716	1,788	1,730	6,829	6,743
Kraft bags and sacks — tons	19	23	20	22	18	21	25	22	82	88

(1)	Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.

(2)	Paper production includes unprocessed rolls and converted paper volumes.

(3)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(4)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	March 26,	June 25,	Sept 24,	Dec 31,	Dec 25,
	2006	2006	2006	2006	2005
Assets
Weyerhaeuser
Current assets:
Cash and short-term investments	$105	$113	$114	$223	$818
Receivables, less allowances	1,807	1,920	1,816	1,569	1,707
Inventories	2,036	1,899	1,983	1,929	1,885
Prepaid expenses	433	427	440	437	414
Assets of discontinued operations	53	51	36	—	52

Total current assets	4,434	4,410	4,389	4,158	4,876
Property and equipment	10,124	10,107	9,926	10,009	10,345
Construction in progress	640	607	640	407	527
Timber and timberlands at cost, less fee stumpage charged to disposals	3,702	3,696	3,665	3,682	3,705
Investments in and advances to equity affiliates	475	479	490	499	486
Goodwill	2,235	2,243	2,254	2,203	2,982
Deferred pension and other assets	1,284	1,303	1,265	1,400	1,314
Restricted assets held by special purpose entities	914	916	914	917	916
Non current assets of discontinued operations	169	168	52		171

	23,977	23,929	23,595	23,275	25,322

Real Estate and Related Assets
Cash and short-term investments	39	36	13	20	286
Receivables, less allowances	143	141	145	144	42
Real estate in process of development and for sale	1,341	1,590	1,636	1,449	1,055
Land being processed for development	1,298	1,282	1,355	1,365	1,037
Investments in unconsolidated entities, less reserves	60	66	74	72	61
Other assets	353	420	422	423	296
Assets not owned, consolidated under FIN 46R	170	154	132	151	130

	3,404	3,689	3,777	3,624	2,907

Total assets	$27,381	$27,618	$27,372	$26,899	$28,229

Liabilities and Shareholders’ Interest

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$1	$2	$222	$72	$3
Current maturities of long-term debt	693	551	492	494	381
Accounts payable	1,181	1,210	1,142	1,048	1,227
Accrued liabilities	1,252	1,326	1,098	1,515	1,622
Liabilities of business held for sale	19	15	14	—	22

Total current liabilities	3,146	3,104	2,968	3,129	3,255
Long-term debt	6,938	7,075	7,082	7,069	7,404
Deferred income taxes	3,998	3,909	3,848	3,691	4,032
Deferred pension, other postretirement benefits and other liabilities	1,651	1,674	1,628	1,891	1,591
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765	762	765	764
Non current liabilities of discontinued operations	3	4	4		3

	16,499	16,531	16,292	16,545	17,049

Real Estate and Related Assets
Notes payable and commercial paper	63	125	385	—	3
Long-term debt	878	628	601	606	851
Other liabilities	568	707	766	606	417
Liabilites not owned, consolidated under FIN 46R	144	127	107	115	109

	1,653	1,587	1,859	1,327	1,380

Total liabilities	18,152	18,118	18,151	17,872	18,429
Shareholders’ interest	9,229	9,500	9,221	9,027	9,800

Total liabilities and shareholders’ interest	$27,381	$27,618	$27,372	$26,899	$28,229

PRELIMINARY RESULTS SUBJECT TO AUDIT

STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)

	Q1		Q2		Q3		Q4		Year-to-date
	March 26,	March 27,	June 25,	June 26,	Sept. 24,	Sept. 25,	Dec. 31,	Dec. 25,	Dec. 31,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
(Weyerhaeuser only, excludes Real Estate & Related Assets)
Net cash from operations	$(209)	$(203)	$565	$723	$102	$452	$771	$648	$1,229	$1,620
Cash paid for property and equipment	$(182)	$(117)	$(184)	$(196)	$(173)	$(220)	$(273)	$(310)	$(812)	$(843)
Cash paid for timberlands reforestation	$(12)	$(12)	$(9)	$(6)	$(6)	$(6)	$(10)	$(8)	$(37)	$(32)
Cash received from issuances of debt	$—	$—	$—	$1	$3	$—	$1	$172	$4	$173
Revolving credit facilities, notes and commercial paper borrowings, net	$(68)	$19	$19	$23	$195	$(40)	$(95)	$73	$51	$75
Payments on debt	$(158)	$(404)	$(10)	$(206)	$(58)	$(986)	$(5)	$(582)	$(231)	$(2,178)
Proceeds from the sale of operations	$—	$—	$—	$1,107	$187	$—	$86	$102	$273	$1,209
Repurchases of common stock	$—	$—	$—	$—	$(332)	$—	$(340)	$(11)	$(672)	$(11)
PRELIMINARY RESULTS SUBJECT TO AUDIT